UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 15, 2007

MINDSPEED TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50499	01-0616769
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

4000 MacArthur Boulevard, East Tower

Newport Beach, California  92660-3095

(Address of Principal Executive Offices) (Zip Code)

(949) 579-3000

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers

(b)                     At a regularly scheduled meeting of our Board of Directors on November 15, 2007, Donald R. Beall notified the Board of Directors that he wished to retire from his service as a member of the Mindspeed Board of Directors. With thanks for his years of service, the Board of Directors accepted Mr. Beall’s retirement from the Board effective November 15, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.

Date: November 16, 2007	By:	/s/ Simon Biddiscombe
Simon Biddiscombe

Senior Vice President, Chief Financial Officer, Secretary and Treasurer

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